EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Cap Rock Energy Corporation (the “Company”) on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lee D. Atkins, Senior Vice-President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 10, 2003

By: /s/ Lee D. Atkins
Lee D. Atkins
Senior Vice-President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Cap Rock Energy Corporation and will be retained by Cap Rock Energy Corporation and furnished to the Securities and Exchange Commission or its staff upon request.